UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2012

U.S. HOME SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-18291	75-2922239
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2951 Kinwest Parkway Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 488-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On August 6, 2012, U.S. Home Systems, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with THD At-Home Services, Inc., a Delaware corporation (“Parent”), which is a wholly-owned subsidiary of The Home Depot, Inc., and Umpire Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger (the “Merger”) of Merger Sub with and into the Company with the Company continuing as the surviving corporation (the “Surviving Corporation”), upon the terms and subject to the conditions set forth in the Merger Agreement. Following the Merger, the Company will cease to be a publicly traded company and will become a wholly-owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive $12.50 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”), other than shares of Common Stock held by any of the Company’s stockholders who are entitled to and who properly exercise, and do not withdraw or lose, statutory appraisal rights.

Additionally, at the Effective Time, each option to purchase shares of Common Stock (each, a “Stock Option”) that was outstanding and unvested immediately prior to the Effective Time will become fully vested, and each unexercised Stock Option that was outstanding immediately prior to the Effective Time will be canceled with the holder of any such Stock Option that has an exercise price that is less than the Merger Consideration becoming entitled to receive an amount in cash equal to the product obtained by multiplying (x) the number of shares of Common Stock that would have been issuable upon exercise of such Stock Options immediately prior to the Effective Time by (y) the amount by which the Merger Consideration exceeds the per share exercise price of such Stock Option. Any amounts payable will be paid less applicable tax withholdings.

The Merger Agreement contains a “go-shop” provision that permits the Company and its representatives, from August 6, 2012 until 11:59 p.m. (Eastern time) on September 5, 2012 (the “Go-Shop Period”), to, directly or indirectly: (i) initiate, solicit, facilitate and encourage Acquisition Proposals (as defined in the Merger Agreement); (ii) enter into, engage in and maintain discussions or negotiations with respect to Acquisition Proposals and (iii) otherwise cooperate with, assist or participate in or facilitate any such inquiries, proposals, discussions or negotiations. The Merger Agreement also contains a “no-shop” provision that generally requires the Company, from and after 12:00 a.m. (Eastern time) on September 6, 2012 (“No-Shop Period Start Date”), to cease and cause to be terminated any and all discussions and negotiations with any person with respect to any Acquisition Proposal; provided, however, that the Company may, for a period of ten days from and after the No-Shop Period Start Date, continue to engage in and maintain discussions or negotiations with respect to Acquisition Proposals and otherwise cooperate with, assist or participate in or facilitate any such inquiries, proposals, discussions or negotiations with a Qualified Go-Shop Bidder (as defined in the Merger Agreement). Additionally, the restrictions on the Company’s ability to engage in discussions with, and provide information to, third parties generally will not apply to third parties from which the Company receives an unsolicited bona fide written Acquisition Proposal from and after the No-Shop Period Start Date and prior to the stockholder vote that the Company’s board of directors determines in good faith constitutes or would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement) if the board of directors also determines in good faith after consultation with outside legal counsel, that the failure to engage in discussion with, and provide information to, such third parties would reasonably be expected to be inconsistent with the board of directors’ fiduciary duties to the Company’s stockholders under applicable law.

Each of the Company, Parent and Merger Sub has made customary representations, warranties and covenants in the Merger Agreement. The Company’s covenants include, among other things, to conduct its business in the ordinary course of business during the period between execution of the Merger Agreement and the Effective Time, and, to the extent consistent therewith, use its commercially reasonable efforts to preserve intact the business organization of the Company and its subsidiaries and maintain their relationships with material suppliers and distributors.

Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of the Company’s stockholders, (ii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) absence of any order or injunction prohibiting the consummation of the Merger and (iv) subject to certain exceptions, the accuracy of the Company’s representations and warranties contained in the Merger Agreement and compliance by the Company with its covenants contained in the Merger Agreement. If any of these conditions are not satisfied, the Merger will not be consummated.

The Merger Agreement contains certain termination rights for each of Parent and Merger Sub and the Company, and further provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $2,866,000, depending upon the circumstances of the termination of the Merger Agreement, if any. However, the termination fee will be $1,911,000 if, prior to 11:59 P.M. (Eastern time) on September 5, 2012, the Merger Agreement is terminated by the Company in order to enter into an acquisition agreement with respect to a Superior Proposal made by a Qualified Go-Shop Bidder or by Parent or Merger Sub and the event giving rise to the termination is the submission of an Acquisition Proposal by a Qualified Go-Shop Bidder.

The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or Merger Sub, or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Except for certain limited purposes, investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective affiliates or businesses. Moreover, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule that the Company has provided to Parent and Merger Sub. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts of the Company, Parent or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference into this Current Report on Form 8-K.

Voting Agreement

In connection with the Merger Agreement, Parent entered into a Voting Agreement, dated as of August 6, 2012 (the “Voting Agreement”), with Murray H. Gross, Steven L. Gross, Robert A. DeFronzo, Richard B. Goodner, Don A. Buchholz, Larry A. Jobe, Kenneth W. Murphy and Richard W. Griner and certain of their affiliates (each a “Voting Stockholder” and collectively, the “Voting Stockholders”). Under the Voting Agreement, the Voting Stockholders agreed, among other things, to vote the shares of Common Stock beneficially owned by them, together with any other voting capital stock of the Company and any shares of Common Stock or other stock of the Company issuable upon the conversion, exercise or exchange of securities that are convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock of the Company (collectively the “Shares”) as to which they have the right to vote (a) in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement, (b) against any action or agreement that would result in any of the conditions set forth in the Merger Agreement not being fulfilled or satisfied, and (c) against any Acquisition Proposal or any agreement related thereto or any other action, agreement or transaction that is intended, or would reasonably be expected to, materially impede, interfere with, delay, postpone, adversely affect or prevent the Merger or any other transaction contemplated by the Merger Agreement. The Voting Stockholders beneficially owned an aggregate of 1,125,213 shares of Common Stock, including shares of Common Stock which may be acquired within 60 days pursuant to stock options, or 15.1% of the outstanding shares of Common Stock, on August 6, 2012.

Each Voting Stockholder has also agreed not to, except in accordance with the terms of the Merger Agreement sell, transfer, assign, encumber, or similarly dispose of any of such Voting Stockholder’s Shares, beneficial ownership thereof or any other interest therein unless such transfer is permitted by the terms of the Voting Agreement. The Voting Agreement expressly provides that no Voting Stockholder has made any agreement or understanding in any capacity other than in his capacity as a beneficial owner of Shares, and nothing in the Voting Agreement will limit or affect any action taken by him in his capacity as an officer or director of the Company.

The foregoing summary of the Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of the Voting Agreement, which is attached hereto as Exhibit 2.2 and is incorporated by reference into this Current Report on Form 8-K.

Press Release

On August 7, 2012 the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Certain statements contained in this document contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated Merger, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the Merger, approval of the Merger Agreement by the Company’s stockholders, the satisfaction of various other conditions to the closing of the Merger, and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and other Company filings with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein.

Additional Information

In connection with the proposed Merger and required stockholder approval, the Company will file a proxy statement and other materials with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting Robert A. DeFronzo, at 2951 Kinwest Parkway, Irving Texas 75063. The Company’s filings with the SEC are also available on the Company’s website at www.ushomesystems.com.

Participants in the Solicitation

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s officers and directors and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2012. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its officers and directors in the Merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed by the Company with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1*	Agreement and Plan of Merger, dated August 6, 2012, by and among THD At-Home Services, Inc., Umpire Acquisition Corp., and U.S. Home Systems, Inc.

2.2	Voting Agreement, dated as of August 6, 2012, by and among THD At-Home Services, Inc., and each Stockholder and certain of their affiliates party thereto.

99.1	Press Release, dated August 7, 2012, issued by U.S. Home Systems, Inc. and The Home Depot, Inc.

*	Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on the 7th day of August, 2012 on its behalf by the undersigned, thereto duly authorized.

U.S. HOME SYSTEMS, INC.

By:	/s/ Murray H. Gross
Murray H. Gross
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated August 6, 2012, by and among THD At-Home Services, Inc., Umpire Acquisition Corp., and U.S. Home Systems, Inc.

2.2	Voting Agreement, dated as of August 6, 2012, by and among THD At-Home Services, Inc., and each Stockholder and certain of their affiliates party thereto.

99.1	Press Release, dated August 7, 2012, issued by U.S. Home Systems, Inc. and The Home Depot, Inc.

*	Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.